Exhibit 99.1

Trilogy Metals Announces Date of Annual Shareholders Meeting

VANCOUVER, BC, March 27, 2026 /CNW/ - Trilogy Metals Inc. (NYSE American: TMQ) (TSX: TMQ) ("Trilogy Metals" or the "Company") will hold its 2026 Annual General Meeting of the Shareholders ("AGM") on Wednesday, May 13, 2026 at 10:00 am Pacific Time at the office of the Company, Suite 901 - 510 Burrard Street, Vancouver, British Columbia.

All current directors will stand for re-election at the AGM. Shareholders as of the record date of March 20, 2026 will be eligible to vote at the AGM. The Company's 2026 Management Information Circular (also called a proxy statement), which contains information about all director nominees and other items of business was filed today and is now available to the public. As always, we encourage you to vote your shares prior to the AGM.

No presentations or updates on the Company's activities will be provided at the AGM. Any investor who would like further information on the items of business at the AGM or the Company's activities is welcome to contact us directly.

Proxy Statement Filed with Regulators

Additional information about the AGM can be found in the Company's 2026 Management Information Circular (or proxy statement), which has been filed with the U.S. Securities and Exchange Commission ("SEC") and the Canadian securities regulatory authorities. The 2026 Management Information Circular is available on the Company's website at https://trilogymetals.com/investors/proxy-circular and on the Company's profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's shareholders in connection with the AGM. The Company has filed its 2026 Management Information Circular with the SEC and Canadian securities regulatory authorities in connection with any such solicitation of proxies from the Company's shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT AND ALL OTHER DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY AND IN THEIR ENTIRETY AS THEY WILL CONTAIN IMPORTANT INFORMATION.

About Trilogy Metals

Trilogy Metals Inc. is a metal exploration and development company holding a 50 percent interest in Ambler Metals LLC, which has a 100 percent interest in the Upper Kobuk Mineral Projects ("UKMP") in northwestern Alaska. On December 19, 2019, South32, a globally diversified mining and metals company, exercised its option to form a 50/50 joint venture with Trilogy Metals. The UKMP is located within the Ambler Mining District which is one of the richest and most-prospective known copper-dominant districts in the world. It hosts world-class polymetallic volcanogenic massive sulphide ("VMS") deposits that contain copper, zinc, lead, gold and silver, and carbonate replacement deposits which have been found to host high-grade copper and cobalt mineralization. Exploration efforts have been focused on two deposits in the Ambler Mining District – the Arctic VMS deposit and the Bornite carbonate replacement deposit. Both deposits are located within a land package that spans approximately 190,929 hectares. Ambler Metals has an agreement with NANA Regional Corporation, Inc., an Alaska Native Corporation that provides a framework for the exploration and potential development of the Ambler Mining District in cooperation with local communities. Trilogy Metals' vision is to develop the Ambler Mining District into a premier North American copper producer while protecting and respecting subsistence livelihoods.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain "forward-looking information" and "forward-looking statements" (collectively "forward-looking statements") within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, including, without limitation, the date and time of the AGM, items of business at the AGM, the Company's plans to provide further updates and the timing thereof, and shareholder approval of the proposals brought forward at the AGM are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include those disclosed in the Company's Annual Report on Form 10-K for the year ended November 30, 2025 filed with Canadian securities regulatory authorities and with the United States Securities and Exchange Commission and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

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SOURCE Trilogy Metals Inc.

View original content: http://www.newswire.ca/en/releases/archive/March2026/27/c9924.html

%CIK: 0001543418

For further information: Company Contacts: Matthew Keevil, Vice President, Investor Relations and Business Development, ir@trilogymetals.com, Phone: +1 604 638 8088

CO: Trilogy Metals Inc.

CNW 06:30e 27-MAR-26